1
EXHIBIT 32.2
CERTIFICATION

PURSUANT TO
18 U.S.C. Section 1350
Pursuant

to

18

U.S.C.

Section

1350,

the

undersigned

officer

of

Popular,

Inc.

(the

"Company"),

hereby
certifies

that

the

Company's

Annual

Report

on

Form

10-K

for

the

year

ended

December

31,

2024

(the

"Report")
fully

complies

with

the

requirements

of

Section

13(a)

or

15(d),

as

applicable,

of

the

Securities

Exchange

Act

of
1934 and that

the information contained in

the Report fairly presents,

in all material respects,

the financial condition
and results of operations of the Company.
Dated:March 3, 2025
By:

/s/ Jorge J. García
Name: Jorge J. García
Title: Chief Financial Officer
A signed original of this written statement has been provided to the Company and will be retained by the
Company and furnished to the Securities and Exchange Commission or its staff upon request.